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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported): August 18, 2004

                          DATA SYSTEMS & SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-19771                   22-2786081
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(State or Other Jurisdiction   (Commission file Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

    200 Route 17, Mahwah, New Jersey                                 07430
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (201) 529-2026

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Item 5. Other Events.

On August 18, 2004, we announced receipt of notice from the Nasdaq Listing Qualifications Panel that the Company has evidenced compliance with the current requirements for continued listing, and that, effective the opening of business on Thursday, August 19, 2004, the trading symbol for the Company's Common Stock on the Nasdaq SmallCap Market will revert to "DSSI". Our press release announcing the notice is attached as Exhibit 99.1.

(c) Exhibits

Exhibit 99.1 - Press release of Registrant, dated August 18, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DATA SYSTEMS & SOFTWARE INC.


Date: August 19, 2004                  BY: /s/ Sheldon Krause
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                                           Sheldon Krause
                                           Secretary